Exhibit 10.2
Confidential Treatment Requested

AMENDMENT NO. 1 TO MASTER PROCUREMENT AGREEMENT

This Amendment No. 1 to the Master Procurement Agreement ("Amendment 1") is made and entered into this 13th day of June, 2011 (the "Amendment Date"), by and between MetroPCS Wireless, Inc., a Delaware corporation (“MetroPCS”), with its principal place of business at 2250 Lakeside Boulevard, Richardson, Texas 75082 and Ericsson Inc., a Delaware corporation (“Supplier”), with its principal place of business at 6300 Legacy Drive, Plano, Texas 75024.

RECITALS

WHEREAS, MetroPCS and Supplier entered into that certain Master Procurement Agreement, effective as of September 10, 2009 (as amended, the "Agreement"); and

WHEREAS, MetroPCS and Supplier want to modify certain provisions of the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises set forth above and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree to the foregoing and as follows:

1.    INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Amendment 1 and made a part hereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

2.    AMENDMENTS.

2.1    Table of Contents. The Table of Contents of the Agreement is amended by adding the following section reference immediately following “15.12.4 Other”:

15.12.5 Conflict Minerals

2.2    Section 11.1, Term of Agreement. Section 11.1, Term of Agreement, is deleted in its entirety and replaced with the following:

This Agreement shall be effective on the Effective Date and, unless earlier terminated as provided herein, shall continue in effect until the earlier to occur of: (a) four (4) years following the Effective Date; or (b) the date on which MetroPCS has purchased or licensed *** (the "Initial Term"). The modification or termination of this Agreement shall not affect the rights or

*** Where this marking appears throughout this Exhibit 10.2, information has been omitted pursuant to a request for
confidential treatment and such information has been filed
with the Securities and Exchange Commission separately.

obligations of either Party under any Purchase Order accepted by Supplier before the effective date of the modification or termination. Upon the expiration of the Initial Term, this Agreement shall automatically renew and, unless earlier terminated as provided herein, shall continue in effect until the earlier to occur of: (a) two (2) years following the expiration of the Initial Term; or (b) the date on which MetroPCS has purchased or licensed *** (the “First Renewal Term”). Upon the expiration of the First Renewal Term, this Agreement shall automatically renew for up to five (5) successive periods of one (1) year each (the First Renewal Term and each such one (1) year period, a "Renewal Term") at MetroPCS' sole option unless MetroPCS provides written notice of non-renewal to Supplier at least *** prior to the end of the Initial Term or then-applicable Renewal Term, as the case may be. If MetroPCS fails to renew this Agreement and MetroPCS has not purchased at least *** at such time, MetroPCS shall pay Supplier the Termination Fee, if any, set forth in Section 11.9. The Initial Term and the Renewal Terms are collectively referred to herein as the "Term".

2.3    Section 13.4, Insurance. Section 13.4, Insurance, is deleted in its entirety and replaced with the following:

Without in any way limiting the Supplier's indemnification obligations under this Agreement including, without limitation, Sections 13.1, 13.2, and 15.3, Supplier shall maintain in effect at all times during the Term insurance with a carrier with an A.M. Best rating of A-XII or better . Such insurance shall include, the minimum requirements and minimum limits set forth herein and in Schedule 13.4 against losses, claims, demands, proceedings, damages, costs, charges and expenses for injuries or damage to third parties or property arising out of or in connection with Supplier's performance or non-performance under this Agreement, and Supplier shall designate MetroPCS, its Affiliates and Designated Entities as "additional insureds" on such insurance policies as specified in Schedule 13.4. Supplier shall, on or before the Effective Date and thereafter upon MetroPCS' reasonable request, provide MetroPCS with a Certificate of Insurance evidencing such coverage in the minimum amounts, which shall also state that MetroPCS shall be provided a minimum of thirty (30) days prior written notice of cancellation according to policy conditions Supplier shall require, obtain or otherwise arrange for levels of insurance coverage for all subcontractors based on the type of work or service performed. Supplier shall use commercially reasonable efforts to have MetroPCS added as an additional insured on its subcontractors' insurance policies. Supplier shall provide proof of its subcontractors' coverage to MetroPCS upon written request. The terms of this Section shall not be deemed to limit the liability of Supplier hereunder, or to limit any rights MetroPCS may have including, without limitation, rights of indemnity or contribution. The minimum limits of insurance required under this Agreement shall not be construed to affect or reduce in any manner the limit of insurance afforded MetroPCS under such policies. Language in any insurance policy purchased by Supplier limiting the limit of liability thereunder to any minimum limit required in this Agreement shall not apply

2.4    Section 15.12.5, Conflict Minerals. The following new Section 15.12.5 is added to the Agreement immediately following Section 15.12.4 of the Agreement:

15.12.5  Conflict Minerals. Supplier represents and warrants that it is in full compliance with the Conflict Minerals Law. Upon MetroPCS' written request, Supplier shall provide MetroPCS with a written copy of any audits, disclosures or reports filed with or submitted to the Securities and Exchange Commission by Supplier as required by the Conflict Minerals Law including, at a minimum, (a) the disclosures made by the Supplier to the Securities and Exchange Commission and (b) any independent private sector audit submitted through the Securities and Exchange Commission, each (a) and (b) in accordance with subsection (p) of Section 13 of the Securities and Exchange Act of 1934 and the Conflict Minerals Law. Without any further consideration, Supplier shall provide such further cooperation as MetroPCS may reasonably require in order to meet any obligations it may have under the Conflict Minerals Law.

2.5    Schedule 1.5, Defined Terms. Schedule 1.5, Defined Terms, of the Agreement is amended through the alphabetical additions of the following defined terms:

“Amendment Date” means June 13, 2011.

“Conflict Mineral” means a material designated as a “conflict mineral” pursuant to the Conflict Minerals Law.

“Conflict Minerals Law” means section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as it may be amended from time to time and any regulations, rules, decisions or orders relating thereto adopted by the Securities and Exchange Commission or successor governmental agency responsible for adopting regulations relating thereto.

“eNodeB” is defined in Product Addendum One.

“First Renewal Term” is defined in Section 11.1.

“LTE” means long term evolution.

2.6    Schedule 13.4, Insurance Requirements. Schedule 13.4, Insurance Requirements, of the Agreement is amended as follows:

(a)The following new Section B(6) is added immediately following Section B(5) of Schedule 13.4:

“Primary and umbrella coverages may be used to satisfy this requirement.”

(b)The following new Section C(5) is added immediately following Section C(4) of Schedule 13.4:

“Primary and umbrella coverages may be used to satisfy this requirement.”

(c)Section D(1) is deleted in its entirety and replaced with the following:

“Minimum Limits - *** per occurrence and *** aggregate.”

(d)Section D(2) is deleted in its entirety and replaced with the following:

“Supplier shall maintain policies without endangering any aggregate limits by purchasing an extended reporting coverage for an adequate amount of time, but in no event less than *** to cover damages arising out of any product sold or service provided under this Agreement.”

2.7    Product Addendum One. Product Addendum One of the Agreement is amended as follows:

(a)The cover document, “Product Addendum One- Wireless Products”, of Product Addendum One is deleted in its entirety and replaced with the new form of “Products Addendum One- Wireless Products” that is attached hereto as Attachment 1.

(b)    A new Exhibit 1.1, MM eNodeB Performance Standards, the form of which is attached hereto as Attachment 2, is added to Product Addendum One immediately following Exhibit 1, Performance Standards.

(c)    A new Exhibit 2.1, Acceptance Test Plan for MM eNodeB, the form of which is attached hereto as Attachment 3, is added to Product Addendum One immediately following Exhibit 2, Acceptance Test Plans.

(d)    A new Exhibit 4.1, MM Implementation Work Plan, the form of which is attached hereto as Attachment 4, is added to Product Addendum One immediately following Exhibit 4, Implementation Work Plan.

(e)Exhibit 6, LTE Training, is deleted in its entirety and replaced with the new form of Exhibit 6, LTE and MM eNodeB Training, attached hereto as Attachment 5.

(f)Exhibit 7, Tools, is deleted in its entirety and replaced with the new form of Exhibit 7 attached hereto as Attachment 6.

(g)Exhibit 10, Service Level Agreement, is deleted in its entirety and replaced with the new form of Exhibit 10 attached hereto as Attachment 7.

(h)Exhibit 12, Specifications, is deleted in its entirety and replaced with the new form of Exhibit 12 attached hereto as Attachment 8.

(i)A new Exhibit 12.1, Product Description MM eNodeB, the form of which is attached hereto as Attachment 9, is added to Product Addendum One immediately following Exhibit 12, Specifications.

(j)A new Exhibit 13.1, MM eNodeB Implementation Project Management Services, the form of which is attached hereto as Attachment 10, is added to Product Addendum One immediately following Exhibit 13, LTE Implementation Project Management Services.

(k)Exhibit 17, Price Book, is deleted in its entirety and replaced with the new form of Exhibit 17 attached hereto as Attachment 11.

3.    MISCELLANEOUS. Except as expressly modified herein, all of the terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified. Notwithstanding Section 1.6 of the Agreement, in case of any conflict between the provisions of this Amendment 1 and those of the Agreement, the provisions of this Amendment 1 will take precedence. This Amendment 1 and the non-conflicting terms of the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous understandings, arrangements and agreements (both written and oral) between Supplier and MetroPCS with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have caused this Amendment 1 to be executed by their duly authorized representatives as of the Amendment Date.

METROPCS WIRELESS, INC.	ERICSSON INC.
By:/s/ Roger D. Linquist	By: /s/ Per Lofgren
Name: Roger D. Linquist	Name: Per Lofgren
Title: Chairman & CEO	Title: CFO
Date: 6/13/11	Date: 6/13/11

Confidential Treatment Requested

AMENDED AND RESTATED PRODUCT ADDENDUM ONE
WIRELESS PRODUCTS

This Amended and Restated Product Addendum One (“Product Addendum One”) is made as of the Amendment Date, by and between MetroPCS Wireless, Inc. (“MetroPCS”) and Ericsson Inc. (“Supplier”), and is hereby made a part of the Master Procurement Agreement between the parties dated September 10, 2009 (“Agreement”).

1.    SCOPE OF ADDENDUM.

A. This Product Addendum One is entered into by the parties to provide certain terms and conditions, from and after the Amendment Date, under which Supplier will provide and MetroPCS will purchase the Wireless Products and Services set out in Section 17- Price Book in order to deploy a LTE networks in *** (“LTE Project”). The parties agree that this Product Addendum One shall amend and replace in its entirety the previous Product Addendum One, between the parties, dated September 10, 2009 (the “Prior Addendum”). MetroPCS and Seller acknowledge that the Prior Addendum shall govern and control the rights and obligations of Seller and MetroPCS with respect to Products and Services that have been provided under such Prior Addendum. In consideration of the amendments to the Prior Addendum, MetroPCS agrees *** .

B. This Product Addendum One addresses the following:

(a)
Wireless Products. The specifications for the Wireless Products are as set forth in Exhibit 12 hereto. The Wireless Products shall perform in accordance with the performance standards as set forth in Exhibit 1 hereto. The Wireless Products will be manufactured and delivered in accordance with Exhibit 16 hereto. The standard intervals for Equipment, from manufacture to delivery, are as set forth in Exhibit 11 hereto. The parties have agreed to the roadmap for development and release of Wireless Products as set forth in Exhibit 8 hereto. Equipment repair and exchange obligations and responsibilities are as set forth in Exhibit 9 hereto.

(b)
Services. The LTE Project Implementation Project Management Services are as set forth in Exhibit 13 hereto. The MM Project Implementation Project Management Services are as set forth in Exhibit 13.1 hereto. Implementation Services and Responsibilities are as set forth in Exhibit 14 hereto. Maintenance and Support Services and obligations for the LTE Project and the MM Project are set forth in Exhibit 15 hereto.

(c)
Implementation. The LTE Project shall be implemented in accordance with the “Implementation Work Plan” set forth in Exhibit 4 hereto. Upon MetroPCS' further written request, the MM Project shall be implemented in accordance with the “MM Implementation Work Plan” set forth in Exhibit 4.1 hereto. The tools and test equipment required during the design, installation, commissioning, testing, optimization, operation and support of the Wireless Products shall be as set forth in Exhibit 7 hereto.

** Where this marking appears throughout this Exhibit 10.2,
information has been omitted pursuant to a request for
confidential treatment and such information has been filed
with the Securities and Exchange Commission separately.

Product Addendum One

(d)	Acceptance. Acceptance test plans and criteria are as set forth in Exhibit 2 hereto.

(e)	Service Level Agreement. The Service Level Agreement for the LTE Project and the MM Project are as set forth in Exhibit 10 hereto.

(f)	Training. Supplier shall provide to MetroPCS the training set forth in Exhibit 6 hereto.

(g)	Pricing. The pricing for the LTE Project and the MM Project are as set forth in Exhibit 17 hereto.

(h)	Purchase Order and Invoicing. The Purchase Order process and invoicing for the LTE Project and the MM Project shall be as set forth in Exhibit 3 hereto.

(i)
Change Requests. In the event MetroPCS should desire a change to any of the Services or Products, the parties will follow the change request procedure set forth in Exhibit 3 hereto. In addition, MetroPCS may request the development of certain new Features as set forth in Exhibit 5 hereto.

C.    The parties expressly agree that the EVDO Products will not be available for purchase by MetroPCS under this Product Addendum One or otherwise, for use other than in the Pocket Markets until the date upon which MetroPCS, in the sole opinion of MetroPCS, has the ability to purchase and/or license such EVDO Products without being in breach of, or incurring, accruing, or having asserted against it, any damages, liquidated damages or any other liability, claims, costs, charges, demands or penalties in accordance with that certain General Purchase Agreement, dated June 6, 2005, by and between MetroPCS Wireless, Inc. and Alcatel Lucent USA Inc. (formerly known as Lucent Technologies, Inc.), as amended.

2.    DEFINITIONS

Capitalized terms used in this Product Addendum One and exhibits, schedules, attachments hereto have the meanings ascribed to them in the Agreement. Additional definitions applicable to Addendum One can be found herein and in exhibits, schedules, and attachments hereto. The following definitions shall apply to this Product Addendum One:

(a) *** .

(b) "Phase III" means the period that *** .

(c) "Phase IV" means the period that *** .

(d) “Phase V” means the period that *** .

(e) “Phase VI” means the period that *** .

(f) “Amendment Phases” means Phase IV, Phase V and Phase VI.

(g) “eNodeB” means LTE eNodeBs and MM eNodeBs.

Product Addendum One

(h) “LTE eNodeB” means a radio base station that supports LTE technology. (All LTE eNodeBs made available for purchase hereunder are upgradeable to MM eNodeBs with the installation of an EVDO Unit.)

(i) “MM eNodeB” means a multi-mode radio base station that supports LTE, CDMA (up through 2000 1X for voice and data) and EVDO.

(j) “EVDO” means “evolution-data-optimized” or “evolution-data-only”.

(k) “EVDO Unit” means the equipment required to upgrade an existing LTE eNodeB to a MM eNodeB including a cross connect multiplexing unit (XMU) and digital baseband units (DBU).

(l) “Interim EVDO Unit” means an eNodeB upgraded with housing to support CDMA radios (“MiniRE2”) and digital baseband units (DBU).

(m) “EVDO Products” means, collectively, MM eNodeBs, EVDO Units and Interim EVDO Units.

(n) “Pocket Markets” means the following counties in Connecticut, Massachusetts and New York: Hartford, CT; Litchfield, CT; Middlesex, CT; New Haven, CT; Tolland, CT; Berkshire, MA; Franklin, MA; Hampden, MA; Hampshire, MA; Dutchess, NY; and Ulster, NY.

3.     INTERPRETATION

In the event of any inconsistencies between the terms of this Product Addendum One and exhibits identified in Section 4 below (“Exhibits”), and the terms of any schedule, attachment, or other document referenced or incorporated herein or therein, including, but not limited to, documents provided by Supplier but excluding the terms contained in the body of the Agreement, the terms of this Product Addendum One and the Exhibits will control. In the event of any inconsistencies between Exhibit 4 and any other Exhibit hereto, Exhibit 4 will control. In the event of any inconsistencies between Exhibit 10 and any other Exhibit hereto, Exhibit 10 will control.

4.    EXHIBITS

The following are attached and incorporated into this Product Addendum One.

Exhibit 1 - Performance Standards

Product Addendum One

Exhibit 1.1 - MM eNodeB Peformance Standards

Exhibit 2 - Acceptance Test Plans

Exhibit 2.1 - Acceptance Test Plan for MM eNodeB

Exhibit 3 - Orders and Invoices; Change Order Management

Exhibit 4 - Implementation Work Plan

Exhibit 4.1 - MM Implementation Work Plan

Exhibit 5 - Fast Feature Development

Exhibit 6 - LTE Training

Exhibit 7 - Tools

Exhibit 8 - Product Roadmap and Release Plan

Exhibit 9 - Equipment Repair and Exchange

Exhibit 10 - Service Level Agreement

Exhibit 11 - Standard Intervals

Exhibit 12 - Product Specifications

Exhibit 12.1 - Product Description Multi Mode eNodeB

Exhibit 13 - LTE Implementation Project Management Services

Exhibit 13.1 - MM eNodeB Implementation Project

Exhibit 14 - LTE Implementation Services and Responsibilities

Exhibit 15 - Maintenance and Support

Exhibit 16 - Manufacturing and Delivery

Exhibit 17 - Price Book

Product Addendum One

5.    PREPAYMENT

*** .

*** .

6.    DISCOUNTS, CREDITS and INCENTIVES

Supplier shall provide MetroPCS with the credits described in this Section 6 which shall be applied as described in this Section.

(a)    eNodeB Discount. Supplier shall provide MetroPCS with a *** as included *** on Exhibit 17 to this Product Addendum One. In addition Supplier shall provide MetroPCS with a *** during Phase VI as included in the “Effective Price” column on Exhibit 17 to the Product Addendum One.

(b)    Phase and Amendment Credits. As consideration for the MetroPCS commitment to *** (collectively with the Amendment Incentives, the “Purchase Incentives”).

(c) Amendment Credits. As consideration for the MetroPCS commitment to purchase *** , MetroPCS shall *** (the “Amendment Incentives”). Any MM eNode Bs purchased by MetroPCS during the Amendment Phases (excluding the eNode Bs *** ) whether for use by MetroPCS in the Pocket Markets or, provided the conditions of Section 1C of this Product Addendum One have been satisfied in full to MetroPCS' satisfaction, for use in markets other than the Pocket Markets) shall count as an LTE eNodeB and Ericsson shall provide MetroPCS *** .

Supplier will communicate the amount of all accrued but unused Purchase Incentives to MetroPCS *** following the end of each month during the Term. MetroPCS shall have the right to *** . If any accrued Purchase Incentives cannot be fully offset against the amounts owed to Supplier by the end of the Initial Term, *** .

(d) Purchase Orders. In connection with the foregoing discounts, incentives and credits set forth in this Section 6, MetroPCS shall issue Purchase Orders as per the process provided under Section 2.3 of the Agreement. Supplier shall issue invoice(s) to MetroPCS as per Section 11 of the Agreement for the Equipment and Services at the applicable purchase price.

Product Addendum One

(e)    EVDO Upgrade. In the event that the conditions of Section 1C of this Product Addendum One are satisfied and MetroPCS elects to purchase *** .

7.    TERMINATION FEE.

If and to the extent MetroPCS terminates the Agreement *** pursuant to Section 11.9 of the Agreement or does not renew the Agreement pursuant to Section 11.1 of the Agreement and MetroPCS has not purchased a total of *** under the Agreement *** then, as Supplier's *** remedy for MetroPCS' failure to satisfy such volume commitment, MetroPCS shall pay to Supplier as liquidated damages and not as a penalty an amount equal to *** (the "Termination Fee").

*** .
8.    PURCHASE ORDERS. Following the Amendment Date, MetroPCS shall issue *** Purchase Orders for at least *** . At any time prior to the scheduled delivery date, MetroPCS may, upon written notice to Supplier, amend such Purchase Orders by delaying the delivery date and/or substituting *** . Notwithstanding anything contained herein to the contrary, MetroPCS may, at its option, *** . The cancellation or modification of Purchase Orders in accordance with this Section 8 may be effected by MetroPCS upon written notice to Supplier. For avoidance of doubt, the change request procedure set forth in Exhibit 3 hereto shall not apply to such modifications or cancellations.

9.    POCKET NETWORK. *** .

This Product Addendum One is hereby agreed to and executed by the authorized representatives of the parties as of the Amendment Date.

METROPCS WIRELESS, INC.	ERICSSON INC.
By:/s/ Roger D. Linquist	By: /s/ Per Lofgren
Name: Roger D. Linquist	Name: Per Lofgren
Title: Chairman & CEO	Title: CFO
Date: 6/13/11	Date: 6/13/11

Product Addendum One

EXHIBIT 1
Performance Standards

***
[17 pages of text, tables and graph]

Product Addendum One

EXHIBIT 1.1
MM eNodeB Performance Standards

***
[6 pages of tables and text]

Appendix 1: ***

EXHIBIT 2
Acceptance Test Plans

***
[2 pages of text]

Attachment A
Attachment B

EXHIBIT 2.1
Acceptance Test Plan for MM eNodeB

***

EXHIBIT 3
Orders and Invoices; Change Order Management
This Exhibit describes Purchase Order and invoice requirements and Change Order Management.

A.	Ordering and Purchase Order Process

i.	Supplier will meet the “Standard Intervals” as set forth in Exhibit 11.
B. Quote Content

iv.	Supplier shall provide:

a.	Quotes categorized by
1.Equipment

1.	Software

2.	Labor

3.	Maintenance with start and end dates

4.	Summary of the financial categories listed above

ii. Quotes for installation services will be quoted on a per site basis

iii. Supplier will provide multiple quotes based on the individual site configurations. Site configuration information will be provided by MetroPCS.

iv. All Equipment will be shipped to the Supplier's warehouse at Ericsson Inc., Ericsson HWS c/o NAL Worldwide, 1000 North 28th Street, Suite 100, Dock Doors 38 and 39, Irving, TX 75261, where the Equipment will be stored until delivery to the installation site. Purchase Orders will identify the Supplier warehouse address as the “Ship To” address and will not include reference to specific MetroPCS sites. The Supplier will work directly with the market project management team to ensure delivery of the correct Equipment to the site.

v. The Supplier will provide an Excel spreadsheet (or other electronic format acceptable to MetroPCS) for each site with:

a.	Site Number

b.	Serial Number for Cabinet

c.	Serial number for each piece of associated hardware at the time of final site acceptance.

Exhibit 3

C. Purchase Orders
The format and content of MetroPCS Purchase Orders will be mutually agreed upon between MetroPCS and Supplier.
D. Invoice Content

i.	Supplier's invoices will include the following:

a.	Invoice Date

b.	MetroPCS Purchase Order Number

c.	Quote Number

d.	Supplier Market Name

e.	Site ID and Address where Equipment was delivered and installed

f.	Category 1:

1.	Equipment itemized

2.	Serial numbers of each itemized LTE component, cabinet and associated hardware, in an agreeable format

3.	Software itemized

4.	Labor

g.	Category 2:

1.	Software support (with start and end dates)

2.	Maintenance (with start and end dates)

h.	Price of Change Orders (which must include a copy pre-authorized Change Order form with appropriate MetroPCS signature).
D. Change Order Management

i.	Implementation

a.
Change Orders shall be held to a minimum. Change Orders shall be requested in writing by the authorized representative of the Supplier or MetroPCS. Change Orders must include a full description of the requested change, the reason for the change and the price for the change including labor if applicable. Authorization requires appropriate signature(s) based on the project plan and the price of the activity and equipment.

b.	Supplier Change Orders shall be requested in an approved format which will include a minimum of:

1.	Requestor's Name

2.	Supplier Market

3.	Site ID / NDC

4.	Address

5.	Purchase Order Number

Exhibit 3

6.	Date of Request

7.	Description of change

8.	Additional cost of change or technical description of change

a)	Equipment

b)	Materials

c)	Labor

d)	Transportation

c.	MetroPCS Change Orders shall be requested in an approved format which will include a minimum of:

1.	Requestor's name

2.	Supplier Market

3.	Site ID / NDC

4.	Address

5.	Purchase Order Number

a)	Date of Request

b)	Description of change

Exhibit 3

EXHIBIT 4
Implementation Workplan

***
[9 pages of text and tables]

Schedule 1
Schedule 2

EXHIBIT 4.1
Implementation Work Plan

***
[10 pages of text and tables]

EXHIBIT 5
Fast Feature Development

***
[1 page of text]

Attachment A

EXHIBIT 6
LTE and MM eNodeB Training

1.    Supplier will provide training courses on the architecture, design, operation, and maintenance for all Products sold to MetroPCS. Training courses also shall include RF Design and Optimization of LTE networks.

2.    Training courses will be held *** on-site in each local market at mutually agreed dates and times prior to the local market project start date. Supplier will provide EPC training at locations where EPC nodes are deployed. Supplier also will provide training courses on-site at MetroPCS' corporate headquarters in Richardson, Texas. There shall be a limit of *** available per class for all courses offered *** . The number of classes will be based on the forecast request of attendees from MetroPCS.

3.    *** .
4.    Without limiting the foregoing, Supplier shall provide the following training courses or their equivalent.

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

11.	***

12.	***

13.	***

14.	***

15.	***

16.	***

17.	***

18.	***

19.	***

20.	***

21.	***

22.	***

23.	***

EXHIBIT 7
Tools

***
[7 pages of text]

Attachments 7.1, 7.2, 7.3, 7.4, 7.5, 7.6 and 7.7

EXHIBIT 8
Product Roadmap and Release Plan

***
[3 pages of text and tables]

Attachment 8.1

EXHIBIT 9
Equipment Repair & Exchange

1.    Supplier's Repair and Exchange processes are described in the Hardware Services Logistics Guide attached hereto as Attachment A, and in all cases, will meet MetroPCS' Service Level requirements as defined in Exhibit 10. Exhibit 15 contains additional Supplier commitments for spare and replacement parts.

2.    Supplier's pricing for *** equipment is described in Exhibit 17.

3.    Supplier's central warehouse/storage location for spare stock and repair facilities is:

ERICSSON, INC
Ericsson HWS c/o NAL Worldwide
1000 North 28th Street
Suite 100, Dock Doors # 38 & 39
Irving, TX 75261
Additional repair facilities also are located at Supplier's various factory repair centers, which Supplier will identify on request.

4.     Supplier will dimension and stock the necessary spares ***, as further described in Exhibit 15 and the Hardware Services Logistics Guide.

Attachment 9.1

EXHIBIT 10

Service Level Agreement

***
[11 pages of text and tables]

EXHIBIT 11
Standard Intervals

***
[2 pages of text and table]

EXHIBIT 12

Product Specifications

***
[3 pages of text, drawings and related attachments]

ATTACHMENTS

The following documents, copies of which follow, are Attachments to this Exhibit 12:

***

EXHIBIT 12.1
Product Description
Multi Mode eNodeB

***
[2 pages of text and drawings]

Attachment A
***

EXHIBIT 13
LTE Implementation Project Management Services

***
[13 pages of text and drawings]

ERICSSON INC. - PROPRIETARY
not for transmittal, reproduction, disclosure or other use in whole or in part without the expressed written authorization of ericsson inc.

◦

EXHIBIT 13.1 MM eNodeB Implementation Project Management Services
***
[13 pages of text and tables]

ERICSSON INC. - PROPRIETARY
not for transmittal, reproduction, disclosure or other use in whole or in part without the expressed written authorization of ericsson inc.

EXHIBIT 14
LTE Implementation Services and Responsibilities
***
[19 pages of text, tables and drawing]

Attachments 14.1, 14.2 and 14.3

EXHIBIT 15
Maintenance and Support

OVERVIEW
Exhibit 15 describes Supplier's Maintenance and Support Services for Products purchased by MetroPCS under Product Addendum One. Exhibit 10 contains service level agreements and associated penalties and should be read in conjunction with Exhibit 15. Unless otherwise defined herein, defined terms used in Exhibit 15 have the meanings set forth in Exhibit 10 and the Agreement.
I.    STANDARD SUPPORT
Supplier's Standard Support services consist of the following elements:

•	Basic CSR Handling

•	Helpdesk

•	Emergency Handling

•	Software Updates

•	Remote Problem Solving

•	Availability of Emergency On-site Support

A.    Basic CSR Handling
i.    Basic CSR Handling provides a single interface through which information about a Customer Service Request (“CSR”) is received and acted upon by Supplier. Basic CSR Handling is provided primarily via a web-based interface where MetroPCS can issue a CSR, view the latest update, and read the answer the instant it is published by Supplier's support organization. Upon issuance of a CSR, MetroPCS will designate the severity of the Incident causing the CSR in accordance with Exhibit 10, and each CSR is considered an Incident thereunder.
ii.     MetroPCS will request support from Supplier for Incidents by issuing a CSR that includes: a. network element(s); b. time of Incident; c. internal MetroPCS trouble ticket reference number; d. Product configuration; e. detailed description of the Incident; and f. Incident Severity designation. Supplier will respond to a CSR in accordance with the Incident Severity designation assigned by MetroPCS and with the requirements set forth in Exhibit 10. Supplier may provide an interim measure or workaround to address an Incident, but only as permitted in Exhibit 10.

Exhibit 15

iii.    A CSR will be considered resolved after Supplier provides MetroPCS with a mutually agreed restoration of affected Product(s) and otherwise in accordance with Exhibit 10.
B.    Helpdesk
i.    As a complement to Basic CSR Handling, Supplier's Helpdesk service is available to MetroPCS by phone ***. An assigned Supplier local support office can be contacted by MetroPCS for an immediate consultation or direct communication in any step of the CSR Handling process.
ii.    Helpdesk services are provided to MetroPCS during *** applicable MetroPCS local time ***. Notwithstanding the foregoing, Supplier will make Support Services available as follows:

▪	7x24 Support for Critical Incidents until resolution

▪
7x24 notification/update/resolution with increasing escalation to Supplier's management if the Incident affects either the ePC or there is greater than a *** loss of any service or capacity caused by Supplier's eNodeB in any MetroPCS market.

iii.    MetroPCS will request that Supplier join an operational troubleshooting bridge call within *** of notification for any Critical Incident. Supplier will provide adequate resources to escalate, complete analysis, and resolve the Incident in conformance with the service level standards in Exhibit 10.
iv.    MetroPCS will provide Supplier with *** for the purpose of operational analysis, investigation, TAC, and resolution. Supplier will not *** prior to contacting the MetroPCS national operations center (“NOC”) and receiving approval in advance from authorized personnel. ***.
C.    Emergency Handling
i.    Supplier will provide year-round, twenty-four-hour-a-day (24/7/365) emergency support service for all Products, and CSRs issued in emergency situations will be handled as emergency CSRs. In an emergency situation, Supplier will provide telephone and on-line support via remote connection. If remote telephone support is not adequate for restoration, emergency CRSs will likely require Supplier's remote access to the node or other Product that is the subject of the Incident.

Exhibit 15

ii.    MetroPCS will report an emergency CSR via telephone to the appropriate Supplier contact(s) identified in Exhibit 10 whom Supplier represents have the skills and knowledge to promptly assess the situation and develop a plan to address.
D.    Software Enhancements
i.     From time to time, but in all cases in accordance with the requirements in Exhibit 8 and Exhibit 5, Supplier will provide MetroPCS with Software Enhancements. For purposes of this Exhibit 15, ***.
E.    Remote Problem Solving
i.    Remote Problem Solving involves *** in accordance with Section B. iv. ***, Supplier technicians will conduct fault tracing and gather information needed to resolve a CSR.
F.    Emergency On-Site Support
i.    Supplier technicians will be available on stand-by for on-site visits in emergency situations. If the emergency is not resolved through remote access, in Supplier's reasonable discretion, one or more persons with appropriate skills and training will be dispatched by Supplier to the site and will, together with the Supplier support organization, resolve the emergency. Emergency on-site support is at no extra charge to MetroPCS.
II.    HARDWARE SUPPORT
Supplier's Hardware Support addresses spare parts and Equipment kept in inventory and the replenishment of same. Hardware Support services are further described in Exhibit 9 (Equipment Repair and Exchange).
A.    Service Execution. Supplier's Equipment repair and exchange processes are described in Supplier's Hardware Services Logistics Guide attached to Exhibit 9.
B.    Description of Services. Supplier shall, upon receipt of MetroPCS's order for replacement of faulty Equipment or Products, ship the replacement unit or the repaired unit within the required lead-time.
C.    Requests for Hardware Support. Authorization for Hardware Support is according to the Hardware Services Logistics Guide. The order number assigned and issued by Supplier shall be used as a reference number in any future correspondence regarding the order.
D.    Shipping Routine. Faulty Equipment or Products will be shipped by MetroPCS to Supplier at MetroPCS's cost and in packing approved by Supplier to the Supplier address specified in Exhibit 9.

Exhibit 15

E.    Exclusions.
i.    *** is the responsibility of MetroPCS after Acceptance. *** are also excluded from Hardware Support services. These parts may be ordered and purchased by MetroPCS at an additional charge.
ii.    Faulty Equipment and Products sent by MetroPCS to Supplier for replacement are not included in Hardware Support services if any of the events listed below have occurred. Under such situations, MetroPCS agrees to pay the *** for the replacement part.
a.    The part was not used and maintained under normal conditions in accordance with the documentation, information and advice furnished by Supplier;
b.     The part was damaged from causes beyond normal wear and tear not caused by Supplier (e.g. floods, physical damage, accident, etc.);
c.    The part was damaged through improper storage, misuse, mishandling, packing or repair by MetroPCS or a third party retained by MetroPCS;
d.    The part has been combined with other software or hardware other than as agreed to between Supplier and MetroPCS;
e.    A party other than Supplier has attempted to modify or repair the part;
f.    The Defect, non-conformity or deviation is caused by equipment not supplied by Supplier but not including customary interconnection by standard interfaces with other telephony equipment in a manner consistent with industry practices.
F.        Limitations
i.    Service requests for parts and materials that have passed last time buy will be repaired based on then current availability and corresponding lead time.
ii.    Replacements are shipped to destinations reachable within 24 hours from Supplier's supply location using standard and reasonable transportation as commercially available, unless other transportation is specifically agreed upon.
iii.    Delays in customs clearance not caused by Supplier and other circumstances beyond Supplier's control are not counted in the calculation of lead times set forth herein.

Exhibit 15

G.    Spare and Replacement Parts Turnaround
i.    Turnaround times for spare and replacement parts for Defective Products or Equipment are calculated from Supplier's receipt of the faulty unit to the shipment of the replacement equipment from Supplier's supply location. Turnaround times are measured in *** days. For Emergency Parts Replacement, turnaround times are calculated from the issuance of the return material authorization (RMA) by Supplier to the shipment of the replacement unit to MetroPCS.

Hardware Support Services	Lead Time	Accuracy
Spare Parts Replacement-Next Day	***	***

Exhibit 15

EXHIBIT 16
Manufacturing and Delivery

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[2 pages of text and drawings]

EXHIBIT 17

Ericsson LTE Price Book

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[21 pages of text and tables]